OPPENHEIMER MAIN STREET SMALL CAP FUND®

Supplement dated February 13, 2009 to the

Prospectus dated October 28, 2008

This supplement amends the Prospectus of Oppenheimer Main Street Small Cap Fund (the “Fund”) dated October 28, 2008.

The chart “Annual Fund Operating Expenses” and the footnotes that follow it, beginning on page 8, are deleted in their entirety and replaced by the following:

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares
Management Fees	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	n/a
Other Expenses[5]	0.33%	0.31%	0.27%	0.44%	0.15%
Total Annual Operating Expenses	1.19%	1.92%	1.88%	1.55%	0.76%

1. A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "Choosing a Share Class" for details.
2. Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.

5. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended June 30, 2008, the "Other Expenses" and "Total Annual Operating Expenses" were 0.37% and 1.48% for Class N. Class A, Class B, Class C, and Class Y were as shown above. The Fund also receives certain credits from the Fund's custodians that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

February 13, 2009

PS0847.027